UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2020

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2020 (the “Closing Date"), Boston Omaha Corporation (the “Company”), through its wholly-owned subsidiary FIF Utah, LLC (“FIF Utah”) completed its previously announced acquisition (the “Acquisition”) of the assets of Utah Broadband, LLC (“UBB”).

On December 11, 2020,  FIF Utah entered into an Asset Purchase and Contribution Agreement (the "Agreement") by and among (i) UBB,  (ii) its members Alpine Networks, Inc., a Utah corporation and The Community Trust of Utah; (iii) Steven C. McGhie, and (iv) FIF Utah. Under the terms of the Agreement, FIF Utah acquired substantially all of the assets of UBB and assumed only certain liabilities of UBB. The purchase price consisted of $21,600,000 in cash paid at the closing, subject to certain working capital and other adjustments, and the issuance of 20% of the common membership interests of FIF Utah, valued at $5,400,000.00. A portion of the cash purchase price will be held in escrow to provide a source of indemnification for any breaches of the representations and warranties, covenants and other obligations of UBB, its members and Mr. McGhie under the Agreement.

 The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 17, 2020, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired. The Company intends to file the financial statements required by Item 9.01(a), if required, in an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(b)
Pro forma financial information. The Company intends to file the pro forma financial information required by Item 9.01(b), if required, in an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

Number	Description
2.1
Asset Purchase and Contribution Agreement by and among (i) Utah Broadband, LLC, a Utah limited liability company), (ii) Alpine Networks, Inc., a Utah corporation (iii) The Community Trust of Utah; (iv) Steven C. McGhie, and (v) FIF Utah, LLC dated December 11, 2020 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on December 17, 2020 ( File No.: 001-38113)

99.1	Press Release, dated December 29, 2020, titled "Boston Omaha Corporation Completes the Acquisition of Utah Broadband."

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: December 29, 2020

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